UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2006

                             CHINA NATURAL GAS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     000-31539               98-0231607
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                      Tang Xing Shu Ma Building, Suite 418
                                 Tang Xing Road
                               Xian High Tech Area
                             Xian, Shaanxi Province
                                      China
               (Address of principal executive offices) (zip code)

                                 86-29-88323325
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

      On June 14, 2006 China Natural Gas, Inc. (the "Company") adopted the Amended and Restated By-laws, attached hereto as Exhibit 3.1, which have amended the previous By-laws of the Company in their entirety. The Board of Directors of the Company made the determination to revise the By-laws to address various issues and to make sure that the Company is in compliance with the listing standards of the American Stock Exchange.

Item 8.01 Regulation FD Disclosure

      On June 14, 2006, the Company adopted a Code of Ethics that is applicable to its officers, directors and employees, attached hereto as Exhibit 14.1.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

      3.1   Amended and Restated By-laws of China Natural Gas, Inc.
      14.1  Code of Ethics


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHINA NATURAL GAS, INC.


Dated: June 16, 2006                    By: /s/ QINAN JI
                                            ---------------------------
                                            Qinan Ji,
                                            Chief Executive Officer


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